                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                       (Amendment No. __)

Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                The Korean Investment Fund, Inc.
----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)


----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     No fee required
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(1) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
----------------------------------------------------------------
         (5)  Total fee paid:
----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

AllianceCapital Logo
The Korean Investment Fund, Inc.

------------------------------------------------------------------------------

1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
------------------------------------------------------------------------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               AUGUST 17, 1999

To the Stockholders of The Korean Investment Fund, Inc.:

    Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of The Korean Investment Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, August 17, 1999 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated June 30, 1999:

    1. To elect five Directors of the Fund, each such Director to hold office for a term of one, two or three years, as the case may be, and until a successor is duly elected and qualified;

    2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending April 30, 2000; and

    3. To transact such other business as may properly come before the Meeting.

    The Board of Directors has fixed the close of business on June 18, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

By Order of the Board of Directors,

Edmund P. Bergan, Jr.
    Secretary

New York, New York
June 30, 1999

------------------------------------------------------------------------------

                           YOUR VOTE IS IMPORTANT

    Please indicate your voting instructions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to save the Fund any additional expense of further solicitation, please mail your proxy promptly.

------------------------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                               PROXY STATEMENT

                      The Korean Investment Fund, Inc.

                         1345 Avenue of the Americas
                          New York, New York 10105

                                ------------

                       ANNUAL MEETING OF STOCKHOLDERS

                               August 17, 1999

                                ------------

                                INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Korean Investment Fund, Inc. (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Tuesday, August 17, 1999 at 11:00 a.m. Such solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on June 30, 1999.

    The Board of Directors has fixed the close of business on June 18, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of June 18, 1999 consisted of 8,450,704 shares of common stock. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of five Directors and for the ratification of PricewaterhouseCoopers LLP as the Fund's independent accountants for its fiscal year ending April 30, 2000. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

    If a proxy properly executed is returned with instructions to abstain from voting or to withhold authority to vote (an abstention) or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote), the shares represented by the proxy, with respect to matters to be determined by a plurality or majority of the votes cast on such matters (i.e., all the proposals contained in this Proxy Statement), will be considered present for purposes of determining the existence of a quorum for the transaction of business but, not being cast, will have no effect on the outcome of such matters. With respect to any proposal the adoption of which would require the affirmative vote of a specified proportion of Fund shares, an abstention or broker non-vote would be considered present for purposes of determining the existence of a quorum but would have the effect of a vote against the proposal. If any proposals other than Proposals One and Two properly come before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies.

    A quorum for the Meeting will consist of a majority of Fund shares outstanding. In the event that a quorum is not represented at the Meeting or, even if a quorum is represented, in the event that sufficient votes in favor of the position recommended by the Board of Directors on any proposal described in this Proxy Statement are not received prior to the Meeting, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting in order to permit further solicitation of proxies with respect to such proposal. The Meeting may be adjourned with respect to fewer than all of the proposals in this Proxy Statement, and a stockholder vote may be taken on any one or more of the proposals prior to any adjournment if sufficient votes have been received for approval thereof. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on a proposal will be voted against adjournment as to that proposal.


                                PROPOSAL ONE

                            ELECTION OF DIRECTORS

    At the Meeting, three Directors will each be elected to serve for a term of three years, one Director will be elected to serve for a term of two years and one director will be elected to serve for a term of one year, and, in each case, until his successor is elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director.
It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

    Pursuant to the Articles of Incorporation and the Bylaws of the Fund, the Board of Directors has been divided into three classes. The terms of office of the members of Class One will expire as of the Meeting, the terms of office of the members of Class Two will expire as of the annual meeting of stockholders to be held in 2000 and the terms of office of the members of Class Three will expire as of the annual meeting of stockholders to be held in 2001. Upon expiration of the terms of office of the members of a class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. Messrs. David H. Dievler and William H. Foulk, Jr. and the Hon. James D. Hodgson are the members constituting Class One. Messrs. John D. Carifa and Hugh-Gil Yum are the members constituting Class Two; and Dr. James M. Hester and Mr. Kimyong Nam are the members constituting Class Three.

    As a result of this system, only those Directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an anti-takeover provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity of management.

    At the Meeting, the Directors in Class One, David H. Dievler, William H. Foulk, Jr. and James B. Hodgson, are standing for re-election. In addition, Messrs. Hugh-Gil Yum and Kimyong Nam will be standing for stockholder election as Directors in Classes Two and Three, respectively. On January 28, 1999,
Mr. Yum was elected by the Board of Directors to fill a vacancy on the Board of Directors. On May 11, 1999, Mr. Nam was elected by the Board of Directors to fill a vacancy on the Board of Directors. Each of these Director/nominees has consented to serve as a Director. The Board of Directors knows of no reason why any of them will be unable to serve, but in the event of such inability the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

    Certain of the Fund's Directors and officers are residents of the Republic of Korea ("Korea") and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors or officers within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Korea of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. There is no extradition treaty currently in effect between the United States and Korea. It is unclear if any future extradition treaty in effect between the United States and Korea would subject such Directors and officers to effective enforcement of the criminal penalties of the federal securities laws.

    Certain information concerning the Directors and nominees is set forth below. Messrs. Carifa, Dievler and Foulk and Dr. Hester are each a director or trustee of one or more other registered investment companies managed by Alliance Capital Management L.P., the Fund's investment adviser and administrator ("Alliance").

Name, age, positions                                         Number
and offices with the                                         of shares
Fund, principal                      Year       Year         beneficially
occupations during                   first      term as      owned directly
the past five years                  became a   a Director   or indirectly as
and other Directorships              Director   will expire  of June 18, 1999
-----------------------              --------   -----------  ----------------

*John D. Carifa, 54. Chairman
and Chief Executive Officer of
the Fund.  President, Chief
Operating Officer and a Director
of Alliance Capital Management
Corporation, the general partner                 2000
of Alliance, ("ACMC").                  1995     (Class Two)       1,221

**-David H. Dievler, 69, Director.
Independent Financial Consultant.
Formerly Senior Vice President of
ACMC and Chairman of the Board of                2002--
the Fund.                               1992     (Class One)       1,000

**-William H. Foulk, Jr., 66,
Director.  Investment Adviser
and Independent Consultant. He
was formerly Senior Manager of
Barrett Associates, Inc., a
registered investment adviser,
and prior thereto, he was
President of Competrol (BVI)
Limited and Crescent Diversified
Diversified Limited (private                     2002--
investments).                           1992     (Class One)       2,008

**-Dr. James M. Hester, 75,
Director. President of The
Harry Frank Guggenheim Foundation.
He was formerly President of
New York University and The New
York Botanical Garden, Rector of
the United Nations University and
a Director of Union Carbide                      2001
Corporation.                            1992     (Class Three)     1,215

**-The Hon. James D. Hodgson, 83,
Director. Director of United
Television, Inc. (broadcasting).
He was formerly U.S. Ambassador                  2002--
to Japan and U.S. Secretary of
Labor.                                  1992     (Class One)       1,000

____________________

  * "Interested person", as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of affiliation with Alliance.
 **   Member of the Audit Committee.
  -   Member of the Nominating Committee.
 --   If re-elected at the Meeting.

Name, age, positions                                         Number
and offices with the                                         of shares
Fund, principal                      Year       Year         beneficially
occupations during                   first      term as      owned directly
the past five years                  became a   a Director   or indirectly as
and other Directorships              Director   will expire  of June 18, 1999
-----------------------              --------   -----------  ----------------

*Kimyong Nam, 38, Director
and President since May 1999.
Managing Director of Tong
Yang Securities (America), Inc.
since April 1999. Mr. Nam was
formerly Senior Vice President
of Tong Yang Securities (America),
Inc. since May 1997. He was
formerly Assistant to the
Chairman, International Affairs
of Tong Yang Group since March                   2001--
1994.                                   1999     (Class Three)     -0-

*Hugh-Gil Yum, 48, Director and
Senior Vice President of the Fund
since January 1999. President and
Chief Executive Officer of Tong
Yang Securities (Korea), Inc. since
February 1999. Mr. Yum was formerly
President and Chief Executive
Officer of Tong Yang Systemhouse                 2000--
since December 1994.                    1999     (Class Two)       -0-

____________________

  * "Interested person", as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of affiliation with Alliance.
 **   Member of the Audit Committee.
  -   Member of the Nominating Committee.
 --   If re-elected at the Meeting.

    During the fiscal year ended April 30, 1999, the Board of Directors met four times, the Audit Committee met twice for the purposes described below in Proposal Two, and the Nominating Committee met once. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee of the Fund does not currently consider candidates proposed by stockholders for election as Directors.

    The Fund does not pay any fees to, or reimburse expenses of, any Director during a time in which such Director is considered an "interested person" of the Fund, as defined in the Act. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended April 30, 1999, the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the investment companies to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                     Total
                                                     Number of
                                                     Investment  Total
                                                     Companies   Number of
                                       Total         in the      Investment
                                       Compensation  Alliance    Portfolios
                                       from the      Fund        within the
                          Aggregate    Alliance      Complex,    Alliance
                          Compensation Fund          Including   Fund Complex,
                          from the     Complex,      the Fund,   including the
                          Fund during  Including     to which    Fund, as to
                          the Fiscal   the Fund,     the         which the
                          Year ended   During        Director is Director is
                          April 30,    Calendar      a Director  a Director
Name of Director          1999         Year 1998     or Trustee  or Trustee
----------------------    -----------  ------------  ----------- -------------

John D. Carifa                    $0            $0        49          114
David H. Dievler             $12,500      $216,288        42          80
William H. Foulk, Jr.        $12,500      $241,003        44          109
Dr. James M. Hester          $12,500      $172,913        36           74
The Hon. James D. Hodgson    $12,500       $10,500         1            1
Hugh-Gil Yum                      $0            $0         1            1
Kimyong Nam                       $0            $0         1            1

    Alliance has instituted a policy applicable to all funds in the Alliance Fund Complex contemplating in the case of the Fund, that each Director will invest at least $10,000 in shares of the Fund.

    As of June 18, 1999, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

    The Board of Directors of the Fund recommends that the stockholders of the Fund vote FOR the election of the foregoing nominees to serve as Directors of the Fund.

                                PROPOSAL TWO

                        RATIFICATION OF SELECTION OF
                     INDEPENDENT ACCOUNTANTS OF THE FUND

    The Board of Directors recommends that the stockholders ratify the selection of PricewaterhouseCoopers LLP, independent accountants, to audit the accounts of the Fund for the fiscal year ending April 30, 2000. Their selection was approved by the vote, cast in person, of a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the Act, at a meeting held on May 11, 1999. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify such selection. PricewaterhouseCoopers LLP has audited the accounts of the Fund since the commencement of the Fund's operations, and does not have any direct financial interest or any material indirect financial interest in the Fund.

    A representative of PricewaterhouseCoopers LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors generally meets twice during each fiscal year with representatives of PricewaterhouseCoopers LLP to discuss the scope of the independent accountants' engagement and review the financial statements of the Fund and the results of their examination thereof.

    The Board of Directors of the Fund recommends that the stockholders of the Fund vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund.

                        INFORMATION AS TO THE FUND'S
                   PRINCIPAL OFFICERS, INVESTMENT ADVISER,
                        SUB-ADVISER AND ADMINISTRATOR

    The principal officers of the Fund and their principal occupations during the past five years are set forth below.

    John D. Carifa, Director, Chairman and Chief Executive Officer (See Proposal One, Election of Directors, at page 3 for biographical information).

    Kimyong Nam, President (see Proposal One, Election of Directors, at page 4 for biographical information).

    Hugh-Gil Yum, Senior Vice President (see Proposal One, Election of Directors at page 4, for biographical information).

    Robert Heisterberg, 61, Executive Vice President-Investments, is a Senior Vice President of ACMC and its Global Economic and Policy analyst.
Mr. Heisterberg has been associated with Alliance since prior to 1994.

    Yung Chul Park, 57, Executive Vice President-Investments, is a Professor of Economics at Korea University. He is also the Director of the Institute of Economic Research at Korea University.

    Edward Baker III, 48, Vice President, is a Senior Vice President and the Chief Investment Officer-Emerging Markets of ACMC, with which he has been associated since May 1995. Prior thereto, he was a Senior Vice President of BARRA since prior to 1994.

    In Kee Oh, 38, Vice President-Investments, is a Director of Orion, with which he has been associated since prior to 1994.

    Thomas J. Bardong, 54, Vice President, is a Senior Vice President of ACMC, with which he has been associated since prior to 1994.

    Edmund P. Bergan, Jr., 49, Secretary, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994.

    Mark D. Gersten, 48, Treasurer and Chief Financial Officer, is a Senior Vice President of AFS, with which he has been associated since prior to 1994.

    Vincent S. Noto, 34, Controller, is a an Assistant Vice President of AFS, with which he has been associated since prior to 1994.

    The address of Messrs. Carifa, Heisterberg, Bardong and Bergan is c/o Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. The address of Messrs. Gersten and Noto is c/o Alliance Capital Management L.P., 500 Plaza Drive, Secaucus, New Jersey 07094. The address of Mr. Nam is c/o Tong Yang Securities (America), Inc., 590 Madison Ave., New York, New York 10022. The address of Mr. Yum is c/o Tong Yang Securities (Korea), Inc., TYSC Building, #23-8, Yeoido-Dong, Youngdeungpo-ku, Seoul, Korea 150-707. The address of Mr. Park is c/o Korea University 1, 5-Ka, Anam-dong, Seongbuk, Seoul, Korea 136-701. The address of Mr. Oh is c/o Alliance Capital Management (Singapore) Limited, 1 Finlayson Green #13-00, Singapore 049246. Not all of the Fund's officers are U.S. residents. For a discussion of certain potential implications of this fact, see Proposal One, Election of Directors.

    The investment adviser and administrator for the Fund is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The sub-adviser for the Fund is Orion Asset Management Co., Ltd., with principal offices at 590 Madison Ave., New York, New York 10022.

                    SUBMISSION OF PROPOSALS FOR THE NEXT
                       ANNUAL MEETING OF STOCKHOLDERS

    Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by March 2, 2000 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under federal securities laws.

    The persons named as proxies for the next annual meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by May 16, 2000 (or such earlier date as may be specified by an advance notice provision in the Fund's Bylaws), in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                                OTHER MATTERS

    Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

    The Fund has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a fee of $3,000 for its services plus reimbursement of out-of-pocket expenses.

    According to information filed with the Securities and Exchange Commission, City of London Investment Group PLC, City of London Investment Management Company Limited and City of London Unit Trust Managers Limited, 10 Eastcheap, London EC3M ILX, England, own 995,700 shares (11.8%) of the Fund's common stock.

                           REPORTS TO STOCKHOLDERS

    The Fund will furnish to each person to whom this Proxy Statement is delivered a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at (800) 227-4618 or contact Carol H. Rappa at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

By Order of the Board of Directors,

Edmund P. Bergan, Jr.
    Secretary

June 30, 1999
New York, New York

                              TABLE OF CONTENTS

                                                                     Page
                                                                     ----

Introduction...................................................       1
Proposal One: Election of Directors............................       2
Proposal Two: Ratification of Selection of Independent
Accountants of the Fund........................................       6
Information as to the Fund's Principal Officers,
Investment Adviser, Sub-Adviser and Administrator..............       7
Submission of Proposals for the Next Annual Meeting of
Stockholders...................................................       8
Other Matters..................................................       8
Reports to Stockholders........................................       8

The Korean
Investment Fund, Inc.

-----------------------------------------------------------------------------

AllianceCapital logo

                      Alliance Capital Management L.P.

-----------------------------------------------------------------------------
NOTICE OF ANNUAL
MEETING OF STOCKHOLDERS
AND PROXY STATEMENT
August 17, 1999

PROXY                                                       PROXY
                THE KOREAN INVESTMENT FUND, INC.

  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS, AUGUST 17, 1999

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned stockholder of The Korean Investment Fund, Inc., a Maryland corporation (the "Corporation"), hereby appoints each of Daniel Ho and Carol H. Rappa as proxies, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Time, on August 17, 1999 at the offices of the Corporation, 1345 Avenue of the Americas, in the Audio Visual Conference Room, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, and thereat to cast on behalf of the undersigned all votes that the undersigned is entitled to cast and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS, "FOR" THE RATIFICATION OF THE SELECTION OF PRICEWHATERHOUSECOOPERS LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION, AND "FOR" ANY ADJOURNMENT OF THE MEETING WITH RESPECT TO ANY PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT IN THE EVENT THAT INSUFFICIENT VOTES IN FAVOR OF THE POSITION ON SUCH PROPOSAL RECOMMENDED BY THE BOARD OF DIRECTORS ARE NOT RECEIVED PRIOR TO THE MEETING.

Please refer to the Proxy Statement for a discussion of each of the Proposals.

----------------------------------------------------------------

PLEASE VOTE, DATE AND SIGN ON REVERSE AND PROMPTLY RETURN THIS
PROXY IN THE ENCLOSED ENVELOPE.

----------------------------------------------------------------

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and, where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his her title.

HAS YOUR ADDRESS CHANGED?          DO YOU HAVE ANY COMMENTS?

_____________________________      _____________________________

_____________________________      _____________________________

_____________________________      _____________________________

/ X /  Please mark votes as in this example.

________________________________________________________________

                THE KOREAN INVESTMENT FUND, INC.
________________________________________________________________


Mark box at right if an address change or
comment has been noted of the reverse side of
this card.                                                   /  /

CONTROL NUMBER:

Please be sure to sign and date this Proxy.

Date _____________________

Stockholder sign here             Co-owner sign here
_______________________________   ______________________________

1.  Election of Directors.
    Class One Directors (term expires 2002)
      David H. Dievler
      William H. Foulk, Jr.
      The Hon. James D. Hodgson       For All   Withhold  For All
                                      Nominees            Except

                                      /  /        /  /     /  /

    Class Three Director (terms expires in 2001)
      Kimyong Nam

    Class Two Director (term expires in 2000)
      Hugh-Gil Yum

NOTE: If you do not wish your shares voted "FOR" a particular
Nominee, mark the "For All Except" box and strike a line through the nominee(s) name(s). Your shares will be voted for the remaining nominees(s).

2.  Ratification of the selection    FOR    AGAINST    ABSTAIN
    selection of
    PricewaterhouseCoopers LLP       /  /       /  /      /  /
    as the independent
    accountants for the
    Corporation for the fiscal year
    ending April 30, 2000.

3.  In their discretion, upon any
    other matters that may properly
    come before the Annual Meeting
    or any postponement or
    adjournments thereof, as
    described in the Proxy
    Statement.

RECORD DATE SHARES:
















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